UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants to purchase Class A common stock	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: On February 28, 2023, ProFrac Holding Corp., a Delaware corporation (“ProFrac” or the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) with the U.S. Securities and Exchange Commission to report the consummation of the transactions contemplated by the Membership Interest Purchase Agreement (“Purchase Agreement”), dated as of December 23, 2022 by and among ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac II LLC”), Performance Holdings I, LLC, a Louisiana limited liability company (“Performance Holdings I”), and Performance Holdings II, LLC, a Louisiana limited liability company (“Performance Holdings II” and together with Performance Holdings I, the “Performance Sellers”), as amended pursuant to the Assignment and Amendment of Membership Interest Purchase Agreement (“Amended Purchase Agreement”), dated as of February 24, 2023, by and among ProFrac II LLC, Alpine Silica, LLC, a Texas limited liability company and wholly-owned subsidiary of ProFrac II LLC (“Alpine”), and the Performance Sellers, pursuant to which Alpine was assigned all of the rights, title and interest under the Purchase Agreement. As also disclosed in the Original Filing, ProFrac, Alpine, Tidewater Partners, LLC, a Louisiana limited liability company, and the Performance Sellers entered into a Contribution Agreement, dated as of February 24, 2023 (“Contribution Agreement” and, together with the Purchase Agreement and the Amended Purchase Agreement, the “Performance Acquisition Agreements”), pursuant to which approximately $6,000,000 of the Base Purchase Price (as defined in the Purchase Agreement) was paid in shares of ProFrac Class A common stock, par value $0.01 per share (“Class A Common Stock”), instead of in cash proceeds.

This Current Report on Form 8-K/A amends and supplements the Original Filing. This Amendment continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in the Contribution Agreement, filed as Exhibit 10.3 to the Original Filing and incorporated by reference into Item 1.01 of the Original Filing, the shares of Class A Common Stock were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof and Rule 506(b) thereunder. The information previously reported in Item 1.01 and Item 8.01 of the Original Filing, relating to the unregistered sale of equity securities in connection with the Performance Acquisition Agreement, is incorporated by reference into this Item 3.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: July 12, 2023